UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2011

ENCOMPASS GROUP AFFILIATES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida	000-30486	65-0738251
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification
Incorporation)	Number)

775 Tipton Industrial Dr., Lawrenceville, GA	30046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 432-8542

420 Lexington Ave., New York, NY 10170
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry Into a Material Definitive Agreement

On May 13, 2011, Encompass Group Affiliates, Inc. (the “Company”) and its operating subsidiaries entered into an Asset Purchase Agreement providing for the sale of substantially all of their assets to Encompass Supply Chain Solutions, Inc. (the “Buyer”)  The Buyer is a newly formed entity affiliated with Sankaty Advisors, LLC (“Sankaty”), the advisor to the Company’s principal lenders (the “Lenders”).

Under the Asset Purchase Agreement, the Buyer will acquire substantially all of the Company’s and its subsidiaries’ assets (other than any assets of certain inactive subsidiaries).  The Buyer will assume the Company’s senior debt held by the Lenders.  The Lenders will contribute the Company’s subordinated debt to the Buyer, and the Buyer will contribute the subordinated debt to the Company, making Encompass both the debtor and creditor, effectively extinguishing the subordinated debt.  In addition,

•	The Buyer will assume all of the Company’s other liabilities except for specified excluded liabilities (as described below).
•	The Buyer will pay $1,000,000 in cash purchase price.
•	The Company will receive common equity in the Buyer’s parent company (the “Parent”), also a newly formed entity affiliated with the Lenders. The equity is discussed further below.
•	The Buyer will reimburse up to $150,000 of the Company’s transaction expenses, and will contribute a scheduled amount to the settlement of certain liabilities.
•
The Lenders will surrender their equity interests in Encompass.  Currently, the Lenders own shares of the Company’s Series C Preferred Stock and Series E Preferred Stock, as well as warrants to acquire shares of the Company’s common stock at a nominal price.

•
The Company is expected to receive preferred equity of the Buyer’s parent, which is then expected to be exchanged for all of the subordinated debt owed by the Company to the former majority shareholders of the Company’s subsidiaries, Vance Baldwin, Inc., and Tritronics, Inc. (the “Baldwin/Tritronics Parent Equity”).  This subordinated debt (approximately $2,045,000 in the aggregate) was issued as part of the purchase price for those subsidiaries.

Excluded liabilities include:

•	the debt held by the former Tritronics and Vance Baldwin shareholders (which is expected to be cancelled in exchange for the Baldwin/Tritronics Parent Equity as described above);
•	any obligations to the Company’s former CEO, Wayne Danson, arising from pending litigation between Mr. Danson and the Company regarding the termination of his employment;
•	any obligations to Mr. Danson, arising from a letter agreement between the Company and Mr. Danson, executed in the 2007, relating to $310,000 in accrued consulting fees;
•	a note in the principal amount of $206,000 held by the Company’s counsel;
•	transaction expenses in excess of $150,000;
•	liabilities to employees, unless the liability is caused or increased by the Buyer’s failure to offer employment to any Encompass employee; and
•	the Company’s or its subsidiaries’ tax liabilities.

A portion of the purchase price ($350,000) will be placed in escrow to cover the Company’s indemnification obligations under the Asset Purchase Agreement.  In addition, the Company will be prohibited from making any cash distributions to shareholders or payments to affiliates for two years after closing under the Asset Purchase Agreement.  The Company will be required to indemnify the Buyer for any losses and expenses arising from:

•	a breach of any representation or warranty by the Company relating to employee benefits or taxes;
•	a breach or violation of any covenant of the Company relating to taxes;
•	the excluded liabilities; and

•
certain claims arising from the bankruptcy proceeding relating to Circuit City Stores, Inc. in the United States Bankruptcy Court for the Eastern District of Virginia in which Tritronics and Vance Baldwin were named as defendants in adversary proceedings in November 2010.

The Company’s indemnification liability is limited to an amount equal to the sum of the following: (1) the escrow amount, (2) cash on hand to the extent it exceeds claims payable to third parties, and (3) distributions to shareholders or payments to affiliates made in contravention of the Asset Purchase Agreement.

The closing of the transactions contemplated by the Asset Purchase Agreement is subject to a number of conditions, including:

•	the representations and warranties of the parties being true and correct in all material respects at closing,
•	there being no material breaches of the terms of the Asset Purchase Agreement,
•	absence of any litigation or other legal requirement prohibiting the consummation of the transaction or preventing the Buyer from owning the purchased assets,
•	certain third party consents,
•	requisite shareholder approval (as described in more detail below),
•
the completion of arrangements to effect the exchange of the Baldwin/Tritronics Parent Equity received by the Company for the subordinated debt held by the former Tritronics and Vance Baldwin shareholders,

•	the completion of the terms of the preferred and common equity arrangements for the Parent,
•	the execution by H.I.G. Capital, L.L.C. of a non-competition agreement, and
•	certain other customary closing conditions.

An exhibit to the Asset Purchase Agreement provides a summary of the Parent’s capitalization after closing.  The common stock in the Parent that the Company will receive will represent a 15% interest in the common equity of the Parent, but there will be approximately $10 million in secured debt and at least $33 million in preferred equity senior to the common stock the Company will receive.  Therefore, the Company does not place any significant value on the common stock.  This exhibit includes a description of the Parent equity to be exchanged for the Company’s notes held by the former Tritronics and Vance Baldwin shareholders, who have not yet approved the terms of the exchange.  If the former Tritronics and Vance Baldwin shareholders have not agreed to those terms by June 7, 2011, the Company will have an option to terminate the Asset Purchase Agreement.

The Company may terminate the Asset Purchase Agreement if, before the closing, it enters an acquisition agreement with a third party that provides, on terms reasonably acceptable to the Buyer, for payment in full of the senior and subordinated notes held by the Lenders.  As of March 31, 2011, that amount was approximately $37,000,000.  In the event the Asset Purchase Agreement is terminated on this basis, the Company must reimburse Buyer’s transaction expenses.  The financial advisor to the Special Committee of the Board of Directors, Cassel Salpeter & Co., has been authorized to contact parties who may have an interest in acquiring the Company or its assets.

The Company’s Board of Directors approved the Asset Purchase Agreement after receiving the recommendation of a Special Committee of the Board.  The Special Committee was advised by Cassel Salpeter & Co., who rendered an opinion that the transaction contemplated by the Asset Purchase Agreement is fair to the Company, from a financial point of view.  The Special Committee consists of all of the Company’s directors who are not affiliated with the Company’s majority shareholder.  No members of the Company’s management currently serve on its Board of Directors. The Special Committee will evaluate any potential alternative transaction brought to its attention by Cassel Salpeter & Co.

If the transactions contemplated in the Asset Purchase Agreement and the exchange of the Baldwin/Tritronics Parent Equity for the subordinated debt held by the former Tritronics and Vance Baldwin shareholders (as described above) are effected, the Company’s assets/liabilities would consist of cash remaining after payment of expenses of the transaction in excess of $150,000 and liabilities not assumed by the Buyer, as well as the common stock of the Parent described above.  The Company does not anticipate a material amount of cash will remain after payment of expenses and non-assumed liabilities.  The liquidation preference and accrued dividends of the Company’s preferred stock exceeds $11,000,000.  Therefore the transactions contemplated by the Asset Purchase Agreement will not result in any distribution to common shareholders.

The transactions contemplated by the Asset Purchase Agreement are expected to permit the business currently conducted by the Company to operate profitably with reduced debt and a more favorable capital structure.  As the Company will be divested of its business as assets, however, those improvements will not benefit the Company or its shareholders.

The Asset Purchase Agreement requires shareholder approval.  The Company intends to set a date for a special meeting of the shareholders in the near future.  The Company will circulate a proxy statement in connection with that meeting which will describe the Asset Purchase Agreement in more detail. All classes of the Company’s voting preferred stock will vote together with the common stock as one class, with each share of preferred stock entitled to cast a number of votes equal to the number of common shares into which it can be converted.  Because of this, the holder of a majority of the Company’s outstanding Series C Preferred Stock, ACT-DE, LLC, has sufficient votes to approve the Asset Purchase Agreement without the vote of any other shareholders.  ACT-DE, LLC has committed to vote for approval of the Asset Purchase Agreement pursuant to a Voting Agreement between ACT-DE, LLC and the Buyer.

The foregoing description of the Asset Purchase Agreement, the exhibits thereto and the transactions contemplated thereby do not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Asset Purchase Agreement and exhibits thereto, which are filed as Exhibit 10.1 to this report and are incorporated herein by reference in their entirety.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

10.1	Asset Purchase Agreement among the Company, its subsidiaries, Sancompass, Inc. and Encompass Supply Chain Solutions, Inc. dated as of May 13, 2011, including exhibits thereto.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes statements about finances, expectations, plans and prospects of Encompass Group Affiliates, Inc. (the “Company”) and its subsidiaries that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These statements are based on the Company’s current plans, estimates and expectations.  Some forward-looking statements may be identified by use of terms such as “anticipate,” “intend,” “expect,” “plan,” “may,” “could,” “will,” “estimate,” “potential,” and similar words, terms or statements of a future or forward-looking nature.  Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in or suggested by such statements.

Risks and uncertainties relating to the proposed asset sale include the risks that: (1) the Company will not obtain the requisite shareholder or regulatory approvals for the transaction; (2) the anticipated benefits of the transaction will not be realized; and (3) the conditions to the closing of the proposed transaction may not be satisfied or waived.  If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results and outcomes may vary materially from those described herein.  These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the preliminary proxy statement to be filed by the Company with the Securities and Exchange Commission (the “SEC”).  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.

For further information regarding cautionary statements and factors affecting future results, please refer to the most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by the Company with the SEC, and the preliminary proxy statement that will be filed by the Company.  The Company expects to file its Annual Report on Form 10-K for the year ended June 30, 2010 and its Quarterly Reports on Form 10-Q for the two most recent fiscal quarters as soon as practicable.  The Company undertakes no obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

Important Information for Investors and Stockholders

This Current Report on Form 8-K release relates to the proposed sale of substantially all of the Company’s assets pursuant to the Asset Purchase Agreement that will become the subject of a preliminary proxy statement to be filed by the Company with the SEC.  This Current Report on Form 8-K is not a substitute for the preliminary proxy statement that the Company will file with the SEC or any other document that the Company may file with the SEC or may send to its stockholders in connection with the proposed action.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC OR SENT TO SHAREHOLDERS, INCLUDING THE DEFINITIVE PROXY STATEMENT AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROPOSED ASSET SALE.  All documents, when filed by the Company, will be available free of charge at the SEC’s website (www.sec.gov).

Participants in the Solicitation

The Company and its respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from the stockholders of the Company.  A list of the names of those directors and executive officers and descriptions of their interests in the Company will be contained in the preliminary proxy statement which will be filed by the Company with the SEC.  Stockholders may obtain additional information about the interests of the directors and executive officers in the proposed action by reading the preliminary proxy statement when it becomes available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCOMPASS GROUP AFFILIATES, INC.

Dated: May 19, 2011	By:	/s/ Robert B. Gowens
Interim President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Asset Purchase Agreement among the Company, its subsidiaries, Sancompass, Inc. and Encompass Supply Chain Solutions, Inc. dated as of May 13, 2011, including exhibits thereto.